OPPENHEIMER ROCHESTER® ARIZONA MUNICIPAL FUND

OPPENHEIMER ROCHESTER® FUND MUNICIPALS

OPPENHEIMER ROCHESTER® LIMITED TERM NEW YORK MUNICIPAL FUND

OPPENHEIMER ROCHESTER® MARYLAND MUNICIPAL FUND

OPPENHEIMER ROCHESTER® MASSACHUSETTS MUNICIPAL FUND

OPPENHEIMER ROCHESTER® MICHIGAN MUNICIPAL FUND

OPPENHEIMER ROCHESTER® MINNESOTA MUNICIPAL FUND

OPPENHEIMER ROCHESTER® NORTH CAROLINA MUNICIPAL FUND

OPPENHEIMER ROCHESTER® OHIO MUNICIPAL FUND

OPPENHEIMER ROCHESTER® SHORT TERM MUNICIPAL FUND

OPPENHEIMER ROCHESTER® VIRGINIA MUNICIPAL FUND

Supplement dated January 26, 2018 to the Statement of Additional Information

This supplement amends the statement of additional information (“SAI”) of the above referenced funds (each, a “Fund” and together, the “Funds”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the statement of additional information and retain it for future reference.

1.	The following is added to Appendix A, under the section “Commonwealth of Puerto Rico”:

Natural Disasters. In September 2017, two successive hurricanes – Irma and Maria – caused severe damage to Puerto Rico. Hurricane Irma passed to the north of the Commonwealth, but Hurricane Maria made direct landfall, and the damage caused by both storms is extensive. The Commonwealth’s infrastructure was severely damaged by high winds and substantial flooding, and much of the Commonwealth was left without power. Officials have said that it could take 6 months to a year to restore power throughout the Commonwealth, and parts of the island do not have running water. Preliminary assessments of the damage have been as high as $95 billion, which is approximately 150% of the Commonwealth’s gross national product. On September 20, 2017, President Trump declared there to be a “major disaster” in the Commonwealth and ordered federal assistance to supplement the Commonwealth’s local recovery efforts. In late October, the U.S. Congress passed a $36.5 billion disaster relief package, its second such package for areas affected by Hurricanes Harvey, Irma and Maria. The Puerto Rico Financial Oversight and Management Board approved a measure to allow for the reallocation of up to $1 billion of the current budget to recovery and rebuilding efforts. Notwithstanding the allocated aid, in November 2017, the Commonwealth’s governor requested an additional $94.4 billion to help rebuild the Commonwealth’s damaged infrastructure. It is expected that the Federal Emergency Management Agency will cover approximately 90% of the costs to rebuild public infrastructure, up from the standard 75%.

The damage caused by Hurricanes Irma and Maria is expected to have substantially adverse effects on the Commonwealth’s economy. In addition to diverting funds to relief and recovery efforts, the Commonwealth is expected to lose revenue as a result of decreased tourism and general business operations. There can be no assurances that the Commonwealth will receive the necessary aid to rebuild from the damage caused by Hurricanes Irma and Maria, and it is not currently possible to predict the long-term impact that Hurricanes Irma and Maria will have on the Commonwealth’s economy. All these developments have a material adverse effect on the Commonwealth’s finances and negatively impact the marketability, liquidity and value of securities issued by the Commonwealth that are held by the Fund.

2.	The following is added to Appendix A, under the section “U.S. Virgin Islands”:

Natural Disasters. In September 2017, two successive hurricanes – Irma and Maria – caused severe damage to the Virgin Islands. Hurricane Irma made landfall on the islands of St. John and St. Thomas, but the island of St. Croix was largely undamaged. Hurricane Maria made landfall shortly thereafter, causing further damage to each of the islands. The infrastructure of the Virgin Islands was severely damaged by high winds and substantial flooding, leaving much of the Virgin Islands without power. On September 7, 2017, President Trump declared there to be a “major disaster” in the Virgin Islands and ordered federal assistance to supplement the Virgin Island’s local recovery efforts. In late October, the U.S. Congress passed a $36.5 billion disaster relief package, its second such package for areas affected by Hurricanes Harvey, Irma and Maria.

The damage caused by Hurricanes Irma and Maria is expected to have adverse effects on the Virgin Islands’ economy. A substantial portion of the Virgin Island’s revenue is dependent on tourism, and the damage from Hurricanes Irma and Maria is expected to significantly reduce the number of visitors to each of the islands. Before the storms made landfall, the Virgin Islands was already facing a severe economic crisis due to mounting debt obligations and declining revenues. There can be no assurances that the Virgin Islands will receive sufficient aid to rebuild from the damage caused by Hurricanes Irma and Maria, and it is not currently possible to predict the long-term impact that Hurricanes Irma and Maria will have on the Virgin Island’s economy. All these developments have a material adverse effect on the Virgin Island’s finances and negatively impact the marketability, liquidity and value of securities issued by the Virgin Islands that are held by the Fund.

January 26, 2018	PS0000.181